                                                                   Exhibit 10.17

                             REAL ESTATE LIEN NOTE


DATE:  September 30, 1994

MARKER:  Summit Care Corporation, a California corporation

PAYEE:  Leonard May and Catherine May

PLACE FOR PAYMENT:  4733A Baldwin, Corpus Christi, Texas  78408

PRINCIPAL AMOUNT:  Three Million Dollars ($3,000,000.00)

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING: Seven percent
(7%)

TERMS OF PAYMENT (PRINCIPAL AND INTEREST): In equal monthly installments of Forty Five Thousand Two Hundred Seventy Eighty and 04/100 Dollars ($45,278.04) (or more) each, the first payment being due November 15th, 1994, and a like payment being due on the same day of each month thereafter until paid in full. Interest shall be calculated on the unpaid principal to the date of each installment paid, and the payment made credited first to the discharge of the interest accrued and the balance to the reduction of the principal.

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:  Eighteen Percent (18%)

SECURITY FOR PAYMENT: A Deed of Trust of even date herewith to Robert Anderson, Trustee, upon the following-described property, to-wit:

          As described on Exhibit "A" attached hereto and made a part hereof for all purposes.

     Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

     On default in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it, this note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest.

     If this note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorneys' fees in addition to other amounts due. Reasonable attorneys' fees shall be 10% of all amounts due unless either party pleads otherwise.

     Nothing in this note shall authorize the collection of interest in excess of the highest rate allowed by law.

     Each Maker is responsible for the entire amount of this note.

     All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Payee hereof exceed the maximum contractual rate permitted under applicable law; and if from any circumstances Payee shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and if said amount exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Maker and Payee.

     The terms Maker and Payee and other nouns and pronouns include the plural if more than one. The terms Maker and Payee also include their respective heirs, personal representatives, successors and assigns.

     Maker shall have a right of off-set, but only to the extent of $100,000.00, if any misrepresentations have been made by payees under that particular Agreement of Purchase and Sale of Assets among maker, payee and others dated August 23, 1994, but only to the extent that such misrepresentations result in an actual monetary loss to maker.

                                    SUMMIT CARE CORPORATION


                                    By /s/ Derwin L. Williams
                                       --------------------------
                                           Derwin L. Williams
                                       --------------------------
                                       Its Vice President-Finance
                                           ----------------------

                        BETTERSWORTH & ASSOCIATES, INC.
                            ENGINEERS     SURVEYORS
                  315 SOUTH CROCKETT ST.  SEGUIN, TEXAS  78155
16449                          AC (210) 379-5552
564-28                        FAX (210) 379-5553
16449-C-O
SEPTEMBER 23, 1994  KEN L. REMMGER, P.E. & P.L.S.


                                5.199 ACRE TRACT
                                ----------------

Being a 5.199 ACRE TRACT situated in and being part of Lot 1, Guadalupe Nursing Center recorded in volume 5 at page 101A of the Plat Records of Guadalupe County, Texas. Said 5.199 ACRE TRACT is that tract called 5.188 acres in conveyance from Lloyd Hobbs to S&H, Inc. recorded in volume 900 at page 0339 of the Official Records of said county and being described by metes and bounds, as follows:

BEGINNING at a fence corner marking the southwest corner of the tract herein described, some being the southwest corner of said S&H, Inc. tract, the southeast corner of a tract called 60 x 145.5 feet recorded in volume 303 at page 376, lying in the north line of a tract called 0.983 acres described in volume 214 at page 340 and lying in the north line of F.M. Highway No. 466 (aka Capote Road - Eastwood Drive);

THENCE with the west line of the tract herein described, same being the common line of said S&H, Inc. tract with that of said 60 x 145.5 foot tract, as follows:

     N 04 degrees 56' 57" W 332.00 feet called N 04 degrees 55' 49" W 331.93 feet) to a two-way fence corner; and N 11 degrees 00' 48" W 99.76 feet (called N 11 degrees 02' 34" W 99.71 feet) to a two-way fence corner marking the northwest corner of the tract herein described, same being the northwest corner of said S&H, Inc. tract, the northeast corner of said 60 x
     145.5 foot tract, lying in the south line of the residue of a tract called Tract One (15.72 acres) described in volume 472 at page 180;

THENCE with the north line of the tract herein described, same being the north line of said S&H, Inc. tract, same being a segment of the common line of said Lot 1 and said residue of 15.72 acres, S 89 dregrees 34' 13" E 557.84 feet (called S 89 dregrees 34' 13" E 557.85 feet) to the northeast corner of the tract herein described, same being the northeast corner of said S&H, Inc. tract and northwest corner of a tract called 0.325 acres described in volume 876 at page 75;

THENCE with the east line of the tract herein described, same being the common line of said S&H, Inc. tract and said 0.325 acre tract, as follows:

     S 00 degrees 25' 47" W 380.78 feet (called S 00 degrees 25' 47" W 300.78 feet) to a point; and

16449
564-28
16449-C-G
0.325 ACRE TRACT
September 23, 1994

Page 2


     S 45 degrees 25' 00" W 70.71 feet (called S 45 degrees 25' 47" W 70.71 feet) to the southeast corner of the tract herein described, same being the southeast corner of said S&H, Inc. tract and lying in the common line of said Lot 1 and said F.M. Highway No. 466;

THENCE with the south line of the tract herein described, same being the common line of said S&H, Inc. tract and said F.M. Highway No. 466, as follows:

     N 89 degrees 34' 34" W 237.00 feet (called N 89 degrees 34' 13" W 237.00 feet) to a 1/2 inch diameter rebar found; and N 88 55' 11" 219.95 feet (called N 88 53' 49" W 220.2 feet) to the PLACE OF BEGINNING and containing
     5.199 ACRES OF LAND.

Basis of bearings is the record bearing along the north line of said S&H, Inc. tract.

I hereby certify the foregoing field notes represent the results of an on the ground survey made under my supervision in September, 1994.


                                  /s/ Ken L. Reininger
                                ------------------------------
                                Ken L. Reininger, P.L.S. 2633

                        BETTERSWORTH & ASSOCIATES, INC.
                            ENGINEERS     SURVEYORS
                  315 SOUTH CROCKETT ST.  SEGUIN, TEXAS  78155
16449                          AC (210) 379-5552
564-28                         FAX (210) 379-5553
16449-C-O
SEPTEMBER 23, 1994       KEN L. REMMGER, P.E. & P.L.S.

                                0.336 ACRE TRACT
                                ----------------

Being a 0.336 ACRE TRACT situated in and being part of Lot 1 of Guadalupe Valley Nursing Center recorded in volume 5 at page 101A of the Plat Records of Guadalupe County, Texas. Said 0.336 ACRE TRACT is that tract called 0.325 acre in conveyance from Mary Louise Orr, et al, to Lloyd Hobbs recorded in volume 876 at page 75 of the Official Records of said county and being described by metes and bounds, as follows:

BEGINNING at a PK nail set marking the southeast corner of the tract herein described, same being the southeast corner of said Hobbs tract, the southeast corner of said Lot 1, the southwest corner of the residue of a tract called Tract One described in volume 472 at page 180, lying in the north line of a tract called 0.983 acres described in volume 214 at page 340 and lying in the north line of F.M. Highway No. 466 (aka Capote Road - Eastwood Drive);

THENCE with the south line of the tract herein described, same being the common line of said Hobbs tract and said 0.983 acre tract and along the north line of said F.M. Highway No. 466, N 89 34' 34" W 80.00 feet to the southwest corner of the tract herein described, same being the southwest corner of said Hobbs tract, the southeast corner of a tract called 5.188 acres described in volume 900 at page 0339;

THENCE with the west line of the tract herein described, same being the common line of said Hobbs tract and said 5.188 acre tract, as follows:

     N 45 degrees 25' 00" E 70.71 feet called N 45 degrees 25' 47" E 70.71 feet); and N 00 degrees 25' 47" E 380.78 feet (called N 00 degrees 25' 47" E 380.78 feet) to the northwest corner of the tract therein described, same being the northwest corner of said Hobbs tract, the northeast corner of said 5.188 acre, lying in the north line of said Lot 1 and lying in the south line of the residue of said Tract One;

THENCE with the north line of the tract herein described, same being the north line of said Hobbs tract and a segment of the common line of said Lot 1 and said Tract One, S 89 34' 13" E 30.01 feet (called S 89 34' 13" E 30 feet) to a 1/2 inch diameter rebar found marking the northeast corner of the tract herein described, same being the northeast corner of said Hobbs tract, the northeast corner of said Lot 1 and being a re-entrant corner of the residue of said Tract One;

THENCE with the east line of the tract herein described, same being the east line of said Hobbs tract and the common line of said Lot 1 and said Tract One, S 00 25' 46" W 430.78 feet (called S 00 25' 47" W 430.78) feet to the PLACE OF
BEGINNING and containing 0.336 ACRE OF LAND.

16449
564-28
16449-C-G
0.325 ACRE TRACT
September 23, 1994

Page 2


Basis of bearing is the record bearing along the north line of said Hobbs tract.

I hereby certify the foregoing field notes represent the results of an on the ground survey made under my supervision in September, 1994.



                                  /s/ Ken L. Reininger
                                ------------------------------
                                Ken L. Reininger, P.L.S. 2633

                       DEED OF TRUST, SECURITY AGREEMENT
                            AND FINANCING STATEMENT


DATE:  September 30, 1994

GRANTOR:  Summit Care Corporation, a California corporation

GRANTOR'S ADDRESS:  2600 W. Magnolia Blvd., Burbank, CA  91505

TRUSTEE:  Robert Anderson

TRUSTEE'S MAILING ADDRESS:  1200 American Bank Plaza, Corpus Christi, Texas
78475

BENEFICIARY:  Leonard May and Catherine May

BENEFICIARY'S MAILING ADDRESS:  P.O. Box 4956 Corpus Christi, Texas 78469

NOTE:

     DATE:  Even date herewith

     AMOUNT:  $3,000,000.00

     MAKER:  Summit Care Corporation, a California corporation

     PAYEE:  Leonard May and Catherine May

     FINAL MATURITY DATE:  Eighty Four (84) months from date

     MAKER'S MAILING ADDRESS:  2600 W. Magnolia Blvd., Burbank, CA 91505

     TERMS OF PAYMENT:  As therein provided

PROPERTY (INCLUDING ANY IMPROVEMENTS):

     Leasehold estate in and option to purchase the property described on Exhibit "A" attached hereto and made a part hereof for all purposes.

PRIORITY OF LIEN:  First lien

OTHER EXCEPTIONS TO CONVEYANCE AND WARRANTY:  None

     For value received and to secure the payment of the note, Grantor conveys the property to Trustee in trust. Grantor warrants and agrees to defend the title to the property. If Grantor performs all the covenants and pays the note according to its terms, this deed of trust shall have no further effect, and Beneficiary shall release it at Grantor's expense.

GRANTOR'S OBLIGATIONS:

GRANTOR AGREES TO:

     1. keep the property in at least as good a repair and condition as it exists as of the date hereof;

     2.   pay all taxes and assessments on the property before delinquency;

     3.   preserve the priority of lien;

     4. maintain, in a form acceptable to Beneficiary, an insurance policy that:

          a. covers all improvements for their full insurable value as determined when the policy is issued and renewed, unless Beneficiary approves a smaller amount in writing;

          b.   contains an 80% co-insurance clause;

          c. provides fire and extended coverage, including windstorm coverage;

          d.   protects Beneficiary with a standard mortgage clause;

          e. provides flood insurance at any time the property is in a flood hazard area; and

          f. contains such other coverage as Beneficiary may reasonably require;

     5. comply at all times with the requirements of the 80% co-insurance clause;

     6. deliver the insurance policy to Beneficiary and deliver renewals to Beneficiary at least ten days before expiration;

     7.   keep any buildings occupied as required by the insurance policy;

     8. if this is not a first lien, pay all prior lien notes that Grantor is personally liable to pay and abide by all prior lien instruments;

     9. as part of this transaction, it is agreed by and between Grantor and Beneficiary that Grantor will pay the taxes annually prior to their due dates and shall furnish copies of the paid receipt to Beneficiary prior to said dates, showing the payment of all such taxes. In the event that Grantor should fail for any reason to make such payments and furnish such receipts, Beneficiary may, without waiving any of their rights of default under the Note and Deed of Trust, require Grantor to establish an escrow account with Beneficiary and pay the taxes on a monthly basis to Beneficiary as provided in the Deed of Trust. Failure to establish and pay such sums into the escrow account may, at Beneficiary's option, be considered a default.

BENEFICIARY'S RIGHTS

     1. Beneficiary may appoint in writing a substitute or successor trustee, succeeding to all rights and responsibilities of the original trustee.

     2. If the proceeds of the note are used to pay any debt secured by prior liens, Beneficiary is subrogated to all of the rights and liens of the holders of any debt so paid.

     3. Beneficiary may apply any proceeds received under the insurance policy either to reduce the note or to repair or replace damaged or destroyed improvements covered by the policy.

     4. If Grantor fails to perform any of Grantor's obligations, Beneficiary may perform those obligations and be reimbursed by Grantor, on demand, at the place where the note is payable for any sums so paid, including attorney's fees, plus interest on those sums from the dates of payment at the rate stated in the note. The sum to be reimbursed shall be secured by this deed of trust.

     5. If Grantor or Maker defaults on the note or if either fails to perform any of their obligations, Beneficiary may:

          a. declare the note, including any other sums secured by this deed of trust, immediately due (Grantor waives the requirements for presentment, demand for payment, notice of acceleration of maturity and notice of intention to accelerate maturity);

          b.   request Trustee to foreclose this lien; and

          c. purchase the property at any sale by offering the highest bid and; have the bid credited on the note.

TRUSTEE'S DUTIES

If requested by Beneficiary to foreclose this lien, Trustee shall:

     1. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then amended;

     2. sell and convey all or part of the property to the highest bidder for cash with a general warranty binding Grantor, subject to prior liens and to other exceptions to conveyance and warranty; and

     3.   from the proceeds of the sale, pay, in this order:

          a. expenses of foreclosure, including a commission to Trustee of five percent of the bid;

          b. to Beneficiary, the full amount of principal, interest, attorney's fees, and other charges due and unpaid;

          c.   any amounts required by law to be paid before payment to Grantor;
and
          d.   to Grantor, any balance.

GENERAL PROVISIONS

     1. If any of the property is sold under this deed of trust, Grantor shall immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor shall become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

     2. Recitals in any trustee's deed conveying the property will be deemed conclusively true.

     3. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.

     4. This lien shall remain superior to liens later created even if the time of payment of all or part of the note is extended or part of the property is released.

     5. If any portion of the note cannot be lawfully secured by this deed of trust, payments shall be applied first to discharge that portion.

     6. Grantor assigns to Beneficiary all sums payable to or received by Grantor from condemnation of all or part of the property, from private sale in lieu of condemnation, and from damages caused by public works or constructions on or near the property. After deducting any expenses incurred, including attorney's fees, Beneficiary may release any remaining sums to Grantor or apply such sums to reduce the note. Beneficiary shall not be liable for failure to collect or to exercise diligence in collecting any such sums.

     7. Grantor assigns to Beneficiary absolutely, not only as collateral, all present and future rent and other income and receipts from the property.
Grantor warrants and validity and enforceability of the assignment. Grantor may, as Beneficiary's licensee, collect rent and other income and receipts as long as Grantor is not in default under the note or this deed of trust. Grantor will apply all rent and other income and receipts to payment of the note and performance of this deed of trust, but if the rent and other income and receipts exceed the amount due under the note and deed of trust, Grantor may retain the excess. If Grantor defaults in payment of the note or performance of this deed of trust, Beneficiary may terminate Grantor's license to collect and then as Grantor's agent may rent the property if it is vacant and collect all rent and other income and receipts. Beneficiary neither has nor assumes any obligations as lessor or landlord with respect to any occupancy of the property.
Beneficiary may exercise Beneficiary's rights and remedies under this paragraph without taking possession of the property. Beneficiary shall apply all rent and other income and receipts collected under this paragraph first to expenses incurred in exercising Beneficiary's rights and remedies and then to Grantor's obligations under the note and this Deed of Trust in the order determined by Beneficiary. Beneficiary is not required to act under this paragraph, and acting under this paragraph does not waive any of Beneficiary's other rights or remedies. If Grantor becomes a voluntary or involuntary bankrupt, Beneficiary's filing a proof of claim in bankruptcy will be tantamount to the appointment of a receiver under Texas Law.

     8. Interest on the debt secured by this deed of trust shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt, or if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

     9. When the context requires, singular nouns and pronouns include the plural.

     10.  The term note includes all sums secured by this deed of trust.

     11. This deed of trust shall bind, inure to the benefit of, and be exercised by successors in interest of all parties.

     12. If Grantor and Maker are not the same person, the term Grantor shall include maker.

     13. In the event of any sale either judicial or voluntary, of the property above described, or any part thereof, Beneficiary shall have the right at Beneficiary's option to declare the entire indebtedness hereby secured due and payable.

     14. The note hereby secured may from time to time be renewed or extended by the Holder of Holders thereof, and in any such case all the provisions of this Deed of Trust, and the lien hereof, shall remain in full force with the same effect as if said note had originally been made to mature at such extended time or times.

     15. Should any portion of the indebtedness evidenced by the above described note not be secured by a valid lien hereunder on the above described property, then all payments made on said note shall be applied to the payment of the unsecured portion thereof until such unsecured portion, and interest thereon shall have been paid.

     16. It is agreed that the lien hereby created shall take precedence over and be a prior lien to any other lien of any character whether vendor's materialmen's or mechanic's lien hereafter created on the above described property. In the event the proceeds of the indebtedness secured hereby as set forth herein are used to pay off and satisfy any liens heretofore existing on said property, then Beneficiary is, and shall be subrogated to all of the rights, liens and remedies of the holders of the indebtedness so paid.

     17. It is agreed that an extension, or extensions, may be made of the time of payment of all, or any part, of the indebtedness secured hereby. Any part of the above described real property may be released from this lien without altering or affecting the priority of the lien created by this Deed of Trust in favor of any junior encumbrancer, mortgage or purchaser, or any person acquiring an interest in the property hereby conveyed, or any part thereof. It is the intention of the parties hereto to preserve this lien on the property herein described and all improvements thereon, and that may be hereafter constructed, first and superior to any liens that may be placed thereon, or that may be fixed, given or imposed by law thereon after the execution of this instrument notwithstanding any such extension of the time of payment, or the release of a portion of said property from this lien.

     18. This Deed of Trust is also intended to be a security agreement pursuant to the Texas Business and Commerce Code as to all property described above other than the realty, which under applicable law, may be made subject to a security interest. Grantor hereby grants to the Beneficiary a security interest in said property (also herein described as "goods"). Grantor agrees to execute and deliver financing statements covering said goods from time to time and in such form as the Beneficiary may require to perfect a security interest with respect to said goods. Grantor shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements which Beneficiary may reasonably require. Without the prior written consent of the Beneficiary, Grantor shall not create or suffer to be created any other security interest in said goods including replacements and additions thereto. Upon default in payment of the indebtedness secured hereby when due or declared due, the Beneficiary shall have the remedies of a secured party under the Texas Business and Commerce Code and, at the Beneficiary's option, may also invoke the remedies provided in this Deed of Trust as to such goods. In the event of a foreclosure sale under this Deed of Trust, Grantor agrees that all the real and personal property may be sold as a whole at Beneficiary's option and that said goods need not be present at the place of sale.

     19. This Deed of Trust covers goods which are or are to become fixtures related to the real estate described herein. This Deed of Trust, as to such goods, is intended as a financing statement to be filed in the Real Estate Records of the County where the real property is located.

     20. The lien hereby created is secondary and inferior to that particular deed of trust dated August 31, 1988, recorded in Volume 711, Page 612 of the deed of Trust Records of Fayette County, Texas, securing a note of even date therewith in the original principal sum of $2,000,000.00, and the obligation to pay said indebtedness has been assumed by Grantor. In the event of any default under the terms of said indebtedness or any renewal or extension thereof, or in the event of any default under any instrument securing said indebtedness, the note hereby secured, at the option of the holder thereof, may be declared immediately due and payable. It is further agreed that Beneficiary shall not be required to release this lien until the above mentioned first lien indebtedness has been paid in full, and in the event of any default under the terms of said first lien indebtedness, Beneficiary may cure any such default, shall be subrogated to the rights of the holder of such first lien indebtedness and this deed of trust shall secure the Beneficiary for the repayment of any advances made by Beneficiary. All such payments made by Beneficiary under the first lien indebtedness shall be due and repayable immediately from Grantors, with interest at the rate of eighteen percent (18%) per annum due from the date of any advance being made.

                              SUMMIT CARE CORPORATION


                                   By /s/ Derwin L. Williams
                                      ----------------------
                                      Derwin Williams, Vice President-
                                      Finance, Chief Financial Officer

                               (Acknowledgment)

THE STATE OF  Texas      *
             ----------
                         *
COUNTY OF    Neuces      *
         --------------

     This instrument was acknowledged before me on the   30th     day of
                                                       ----------
September, 1994, by Derwin Williams, Vice President-Finance, Chief Financial
---------
Officer, Summit Care Corporation, a California corporation.


                                      [Signature]
                                   ---------------------------------
                                   Notary Public, State of _____________
                                   My Commission Expires:___________

                                   ________________________________
                                   Typed or Printed Name

PREPARED IN THE LAW OFFICES OF:
MARVIN J WANNER
SORRELL ANDERSON LEHRMAN WANNER & THOMAS
1200 AMERICAN BANK PLAZA
CORPUS CHRISTI TX 78475

AFTER RECORDING:
RETURN TO:

ROBERT ANDERSON
1100 AMERICAN BANK
CORPUS CHRISTI, TX  78475

RE:  LEONARD AND CATHERINE MAY
     MAY ENTERPRISES, INC.

                               SECURITY AGREEMENT

DATE:  September 30, 1994

DEBTOR:  Summit Care Corporation, a California corporation

DEBTOR'S MAILING ADDRESS (INCLUDING COUNTY): 2600 W. Magnolia Blvd., Burbank, California 91505

SECURED PARTY:  Leonard May and Catherine May

SECURED PARTY'S MAILING ADDRESS (INCLUDING COUNTY): 4733A Baldwin, Corpus Christi, Texas 78408

CLASSIFICATION OF COLLATERAL: Equipment, inventory, accounts, general intangibles

COLLATERAL (INCLUDING ALL ACCESSIONS): All personal property used in or arising from the operation of nursing home facility in Seguin, Texas

OBLIGATION NOTE:

     DATE:  Even date herewith

     AMOUNT:  $3,000,000.00

     PAYEE:  Leonard May and Catherine May

     MAKER:  Summit Care Corporation

     FINAL MATURITY DATE:  Eighty Four (84) months from date

     TERMS OF PAYMENT:  As provided in said note

     Subject to the terms of this agreement, Debtor grants to Secured Party a security interest in the collateral and all its proceeds to secure payment and performance of Debtor's obligation in this security agreement and all renewals and extensions of any of the obligation.

DEBTOR'S WARRANTIES

     1. Financing Statement. Except for that in favor of Secured Party, no financing statement covering the collateral is filed in any public office.

     2. Ownership. Debtor owns the collateral and has the authority to grant this security interest. Ownership is free from any setoff, claim, restriction, lien, security interest, or encumbrance except this security interest and liens for taxes not yet due.

     3. Fixtures and Accessions. None of the collateral is affixed to real estate, is an accession to any goods, is commingled with other goods, or will become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this agreement.

     4. Financial Statements. All information about Debtor's financial condition provided to Secured Party was accurate when submitted, as will be any information subsequently provided.

DEBTOR'S COVENANTS

     1. Protection of Collateral. Debtor will defend the collateral against all claims and demands adverse to Secured Party's interest in it and will keep it free from all liens except those for taxes not yet due and from all security interests except this one. The collateral will remain in Debtor's possession or control at all times, except as otherwise provided in this agreement. Debtor will maintain the collateral in good condition and protect it against misuse, abuse, waste, and deterioration except for ordinary wear and tear resulting from its intended use.

     2. Insurance. Debtor will insure the collateral in accord with Secured Party's reasonable requirements regarding choice of carrier, casualties insured against, and amount of coverage. Policies will be written in favor of Debtor and Secured Party according to their respective interests or according to Secured Party's other requirements. All policies will provide that Secured Party will receive at least ten days' notice before cancellation, and the policies or certificates evidencing them will be provided to Secured Party when issued. Debtor assumes all risk of loss and damage to the collateral to the extent of any deficiency in insurance coverage. Debtor irrevocably appoints Secured Party at attorney-in-fact to collect any return, unearned premiums, and proceeds of any insurance on the collateral and to endorse any draft or check deriving from the policies and made payable to debtor.

     3. Secured Party's Costs. Debtor will pay all expenses incurred by Secured Party in obtaining, preserving, perfecting, defending, and enforcing this security interest or the collateral and in collecting or enforcing the note. Expenses for which Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate stated in notes that are part of the obligation, and Debtor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party. These expenses and interest will be part of the obligation and will be recoverable as such in all respects.

     4. Additional Documents. Debtor will sign any papers that Secured Party considers necessary to obtain, maintain and perfect this security interest or to comply with any relevant law.

     5. Notice of Changes. Debtor will immediately notify Secured Party of any material change in the collateral; change in Debtor's name, address or location; change in any matter warranted or represented in this agreement; change that may affect this security interest; and any event of default.

     6. Use and Removal of Collateral. Debtor will use the collateral primarily according to the stated classification unless Secured Party consents otherwise in writing. Debtor will not permit the collateral to be affixed to any real estate, to become an accession to any goods, to be commingled with other goods, or to become a fixture, accession, or part of a product or mass with other goods, except as expressly provided in this agreement.

     7. Sale. Debtor will not sell, transfer, or encumber any of the collateral without the prior written consent of Secured Party.

RIGHTS AND REMEDIES OF SECURED PARTY

     1. Generally. Secured Party may exercise the following rights and remedies either before or after default:

          a.   take control of any proceeds of the collateral;

          b. release any collateral in Secured Party's possession to any debtor, temporarily or otherwise;

          c. take control of any funds generated by the collateral, such as refunds from and proceeds of insurance, and reduce any part of the obligation accordingly or permit Debtor to use such funds to repair or replace damaged or destroyed collateral covered by insurance; and

          d. demand, collect, convert, redeem, settle, compromise, receipt for, realize on, adjust, sue for, and foreclose on the collateral either in Secured Party's or Debtor's name, as Secured Party desires.

     2. Insurance. If Debtor fails to maintain insurance as required by this agreement or otherwise by Secured Party, then that will protect only Secured Party. If Secured Party purchases Secured Party may purchase single-interest Insurance Coverage this insurance, its premiums will become part of the obligation.

EVENTS OF DEFAULT

     Each of the following conditions is an event of default:

     1. if Debtor defaults in timely payment or performance of any obligation, covenant, or liability in any written agreement between Debtor and Secured Party or in any other transaction secured by this agreement;

     2. if any warranty, covenant, or representation made to Secured Party by or on behalf of Debtor provides to have been false in any material respect when made;
     3.   if a receiver is appointed for Debtor or any of the collateral;

     4. if the collateral is assigned for the benefit of creditors or, to the extent permitted by law, if bankruptcy or insolvency proceedings commence against or by any of these parties: Debtor; any partnership of which Debtor is a general partner; and any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party, or other person liable on or for any part of the obligation;

     5. if any financing statement regarding the collateral but not related to this security interest and not favoring Secured Party is filed;

     6.   if any lien attaches to any of the collateral;

     7. if any of the collateral is lost, stolen, damaged, or destroyed, unless it is promptly replaced with collateral of like quality or restored to its former condition.

REMEDIES OF SECURED PARTY ON DEFAULT

     During the existence of any event of default, Secured Party may declare the unpaid principal and earned interest of the obligation immediately due in whole or in part, enforce the obligation, and exercise any rights and remedies granted by the Texas Uniform Commercial Code or by this agreement, including the following:

     1. require Debtor to deliver to Secured Party all books and records relating to the collateral;

     2. require Debtor to assemble the collateral and make it available to Secured Party at a place reasonably convenient to both parties;

     3. take possession of any of the collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace;

     4. sell, lease or otherwise dispose of any of the collateral in accord with the rights, remedies, and duties of a secured party under chapters 2 and 9 of the Texas Uniform Commercial Code after giving notice as required by those chapters; unless the collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of any public sale of the collateral or of a time after which it may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any public sale or ten days before the time when the collateral may be otherwise disposed of without further notice to Debtor;

     5. surrender any insurance policies covering the collateral and receive the unearned premium;

     6. apply any proceeds from disposition of the collateral after default in the manner specified in chapter 9 of the Texas Uniform Commercial Code, including payment of Secured Party's reasonable attorney's fees and court expenses; and

     7. if disposition of the collateral leaves the obligation unsatisfied, collect the deficiency from Debtor.

GENERAL PROVISIONS

     1. Parties Bound. Secured Party's rights under this agreement shall inure to the benefit of its successors and assigns. Assignment of any part of the obligation and delivery by Secured Party of any part of the collateral will fully discharge Secured Party from responsibility for that part of the collateral. If Debtor is more than one, all their representations, warranties, and agreements are joint and several. Debtor's obligations under this agreement shall bind Debtor's personal representatives, successors and assigns.

     2. Waiver. Neither delay in exercise nor partial exercise of any of Secured Party's remedies or rights shall waive further exercise of those remedies or rights. Secured Party's failure to exercise remedies or rights does not waive subsequent exercise of those remedies or rights. Secured Party's waiver of any default does not waive further default. Secured Party's waiver of any right in this agreement or of any default is binding only if it is in writing. Secured party may remedy any default without waiving it.

     3. Reimbursement. If Debtor fails to perform any of Debtor's obligations, Secured Party may perform those obligations and be reimbursed by Debtor on demand at the place where the notice is payable for any sums so paid, including attorney's fees and other legal expenses, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secure by this security agreement.

     4. Interest Rate. Interest included in the obligation shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law: any interest in excess of that maximum amount shall be credited to the principal of the obligation or, if that has been paid, refunded. On any acceleration or required or permitted prepayment of the obligation, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal amount of the obligation or, if the principal amount has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the obligation.

     5. Modifications. No provisions of this agreement shall be modified or limited except by written agreement.

     6. Severability. The unenforceability of any provision of this agreement will not affect the enforceability or validity of any other provision.

     7. After-Acquired Consumer Goods. This security interest shall attach to after-acquired consumer goods only to the extent permitted by law.

     8. Applicable law. This agreement will be construed according to Texas laws.

     9. Place of Performance. This agreement is to be performed in the county of Security Party's mailing address.

     10. Financing Statement. A carbon, photographic, or other reproduction of this agreement or any financing statement covering the collateral is sufficient as a financing statement.

     11. Presumption of Truth and Validity. If the collateral is sold after default, recital in the bill of sale or transfer will be prima facie evidence of their truth, and all prerequisites to the sale specified by this agreement and by the Texas Uniform Commercial Code will be presumed satisfied.

     12. Singular and Plural. When the context requires, singular nouns and pronouns include the plural.

     13. Priority of Security Interest. This security interest shall neither affect nor be affected by any other security for any of the obligation. Neither extensions of any of the obligation nor releases of any of the collateral will affect the priority or validity of this security interest with reference to any third person.

     14. Cumulative Remedies. Foreclosure of this security interest by suit does not limit Secured Party's remedies, including the right to sell the collateral under the terms of this agreement. All remedies of Secured Party may be exercised at the same or different times, and no remedy shall be a defense to any other. Secured Party's rights and remedies include all those granted by law or otherwise, in addition to those specified in this agreement.

     15. Agency. Debtor's appointment of Secured Party as Debtor's agent is coupled with an interest and will survive any disability of Debtor.

     16. Attachments Incorporated. The addendum indicated below is attached to this agreement and incorporated into it for all purposes:

     (x) addendum relating to accounts, inventory, documents, chattel paper, and general intangibles.

     ( )  addendum relating to instruments

                                    SECURED PARTY:


                                      /s/ Leonard May
                                    -----------------------------
                                    Leonard May


                                      /s/ Catherine May
                                    -----------------------------
                                    Catherine May


                                    DEBTOR:

                                    SUMMIT CARE CORPORATION


                                    By  /s/ Derwin L. Williams
                                      ----------------------------
                                            Derwin L. Williams
                                      ----------------------------
                                    Its Vice President-Financial
                                       ---------------------------

                         ADDENDUM TO SECURITY AGREEMENT
              (Accounts, Inventory, Documents, Chattel Paper, and
                              General Intangibles)

DATE:   September 30, 1994

DEBTOR: Summit Care Corporation

SECURED PARTY:  Leonard May and Catherine May

DATE OF SECURITY AGREEMENT:  even date herewith

     The collateral includes one or more of these classifications: accounts, inventory, document, chattel paper, and general intangibles; this addendum covering that collateral applies to and is incorporated into the security agreement to which it is attached.

DEBTOR'S WARRANTY

     No account debtors or other obligors whose debts or obligations are part of the collateral have any right to setoffs, counterclaims, or adjustments or any defenses in connection with their debts or obligations.

DEBTOR'S COVENANTS

     1. Information and Inspection. At the time and in the form specified by Secured Party, Debtor will furnish Secured party any requested information related to the collateral, which may include:

          a. all information necessary to identify any of the collateral; and

          b. shipping and delivery receipts evidencing the shipment of goods, and invoices evidencing receipt of and payment for inventory in collateral.

Debtor will also allow Secured Party to inspect the collateral at any time and place and to inspect and copy all records relating to the collateral and the obligation, as long as these are accomplished without breach of the peace.

     2. Parties Liable on the Collateral. Debtor will preserve the liability of all obligors on the collateral, preserve the priority of all security for the collateral, and deliver to Secured Party the original certificates of title on all motor vehicles included in the collateral.

     3. Modification of Collateral. Without the written consent of Secured Party, Debtor will not agree to any modification of terms in any writing related to the collateral.

     4. Delivery of Receipts to Secured Party. On Secured Party's demand Debtor will deposit all payments received as proceeds of collateral in a special bank account designated by Secured Party, who alone will have power of withdrawal. Debtor will deposit the payments on receipt, in the form received, and with any necessary endorsements as security for the obligation. Secured Party may make any endorsements in Debtor's name and behalf. Between receiving and depositing these payments Debtor will not mingle them with any of Debtor's other funds or property but will hold them separate and in an express trust for Secured Party. Secured Party shall apply all or part of these funds against the obligation.

     5. Rejected Goods and Unpaid Accounts. If the collateral includes inventory or accounts, then unless notified otherwise in writing by Secured Party, Debtor will:

          a. inform Secured Party immediately of the rejection of goods, delay in delivery or performance, or claim made in regard to any collateral;

          b. as trustee for Secured Party, keep returned goods segregated from Debtor's other property until Secured Party has been paid the amount loaned against the related account and deliver the goods on demand to Secured Party; and

          c. pay Secured Party the unpaid amount of any account in collateral under any of these conditions: if the account is not paid when due; if purchaser rejects the goods or services covered by the account; or if Secured Party rejects the account as unsatisfactory. Secured Party may retain the account in collateral and may charge any deposit account of Debtor with the unpaid amount.

     6. Records of Collateral. Debtor will maintain accurate books and records covering the collateral and showing the assignment of accounts in collateral to Secured Party. Only undisputed and unpaid amounts will be shown as owed to Debtor on the books and any assignment schedule.

     7. Disposition of Collateral. If the collateral included inventory but not accounts, Debtor will immediately notify Secured Party of the disposition of any inventory and that Debtor's expense will either assign to Secured Party a first priority security interest in any resulting account, chattel paper, or instrument or deliver to Secured Party cash in the amount of the sale price. Debtor will not sell, lease, or otherwise dispose of any collateral except in the ordinary course of business without the prior written consent of Secured Party.

     8. Accounts. Each account in the collateral will represent the valid, legally enforceable obligations of third parties and will not be evidenced by any instrument or chattel paper.

     9. Location of Accounts and Inventory. Debtor will notify Secured Party in writing of the location of records of accounts in collateral, of the locations of inventory in collateral, and, prior to the change, of any change in these locations. Absent this notice, Debtor's records of accounts and inventory will be kept at Debtor's mailing address specified in this agreement.

     10. Consumer Credit. If any collateral or proceeds include obligations of third parties to Debtor, the transactions creating those obligations will conform in all respects to applicable state and federal consumer credit law.

     11.  Chattel Paper.  By means satisfactory to Secured Party,

Debtor has perfected or will perfect a security interest in goods covered by chattel paper in collateral.

     12. Possession of Collateral. By delivering a copy of this agreement to the broker, seller, or other person in possession of collateral that is chattel paper or documents Secured Party will effectively notify that person of Secured Party's interest in the collateral. Delivery of the copy of the agreement will also constitute Debtor's instruction to deliver to Secured Party certificates or other evidence of the collateral as soon as it is available. Debtor will immediately deliver to Secured Party all chattel paper and documents that are collateral as soon as it is available. Debtor will immediately deliver to Secured Party all chattel paper and documents that are collateral in Debtor's possession. If that collateral is hereafter acquired, Debtor will deliver it to secured party immediately following acquisition and either endorse it to Secured Party's order or give Secured Party appropriate executed powers.

     13. Uncertificated Securities. If the collateral is uncertificated securities, Secured Party's delivery of a copy of this agreement to the financial intermediary on whose books the Debtor's interest in the collateral appears will effectively notify the financial intermediary of Secured Party's interest in the collateral and will constitute Debtor's instruction that the issuer of the securities register their pledge to Secured Party. Debtors agrees to do everything required by Secured Party to complete the transfer and perfection of this security interest.

RIGHTS AND REMEDIES OF SECURED PARTY.

     1. General. After default Secured Party may exercise any or all of these rights and remedies:

          a. Contact account debtors directly to verify information furnished by Debtor;

          b. notify obligors on the collateral to pay Secured Party directly;

          c. take control of all proceeds of and payments on any collateral and apply them against the obligation; and

          d. as Debtor's agent endorse any documents or chattel paper that is collateral or that represents proceeds of collateral.

     2. Liability. Secured Party has no obligation to collect any account and will not be liable for failure to collect any account or for any act or omission on the part of Secured Party or Secured Party's officers, agents, or employees, except willful misconduct.

                               SECURED PARTY:


                                /s/ Leonard May
                               ---------------------------------
                               Leonard May

                                /s/ Catherine May
                               ---------------------------------
                               Catherine May


                               DEBTOR:

                               SUMMIT CARE CORPORATION


                               By  /s/ Derwin L. Williams
                                 --------------------------------
                                       Derwin L. Williams
                                 --------------------------------
                              Its  Vice President-Finance
                                 --------------------------------